Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. Dempsey, certify that:

1.

I have reviewed this Annual Report on Form 10-K/A of  W.S. Industries, Inc.;

2.

Based  on  my  knowledge,  this  report  does  not  contain any untrue  statement  of  a  material  fact  or  omit  to  state  a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.

Based  on  my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this  report;

4.

As the small  business  issuer's  sole  certifying  officer, I am responsible  for  establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a – 15(f)) for the  small  business  issuer  and  have:

a)

Designed  such disclosure controls and procedures, or caused such disclosure  controls  and  procedures  to  be  designed under my supervision, to ensure that material information relating to the small  business  issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during  the  period  in  which  this  report  is  being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the  effectiveness  of  the  small  business  issuer's disclosure controls and procedures and presented in this report my conclusions about the effectiveness  of  the  disclosure controls and  procedures, as of the end of the period covered by this report based on such  evaluation;  and

d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during  the  small  business  issuer's most recent fiscal quarter that  has  materially  affected, or is reasonably likely to materially affect,  the small business issuer's internal control over financial reporting; and

5.

As the  small  business  issuer's  sole  certifying  officer, I have disclosed, based on my most recent evaluation of internal control over  financial reporting, to the small business issuer's auditors and the  audit committee of the small business issuer's board of directors(or persons performing the equivalent functions):

a)

All significant deficiencies and  material  weaknesses  in the design or operation of internal control over financial reporting which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability  to record, process, summarize and report financial  information;  and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  January 11, 2011

By: /s/ James F. Dempsey

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James F. Dempsey

Chief Executive Officer